UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 22, 2023

First Financial Bankshares, Inc.

(Exact name of registrant as specified in its Charter)

Texas	0-07674	75-0944023
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Pine Street, Abilene, Texas 79601
(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. REGULATION FD DISCLOSURE.

Attached as exhibit 99.1 to this Form 8-K is the press release, dated October 11, 2023, announcing that First Financial Bank, N.A. (the “Bank”) and First Financial Trust & Asset Management Company, National Association (the “Trust Company”), both wholly-owned subsidiaries of First Financial Bankshares, Inc. (“FFIN”), filed conversion applications with the Texas Department of Banking.

Item 8.01. Other Events.

On September 22, 2023, the Bank applied to the Texas Department of Banking to convert from a national association to a Texas state-chartered bank. If the application is approved and the conversion is completed, then the Texas Department of Banking will be the Bank’s primary state regulator. The Bank is currently a member of the Federal Reserve System, and the converted Bank intends to retain such membership following the conversion. As a result, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) will be the Bank’s primary federal regulator and the Federal Reserve will continue to be the Company’s primary federal regulator. The Bank has notified the Office of the Comptroller of the Currency (the “OCC”), the Federal Deposit Insurance Corporation, the Federal Home Loan Bank, and the Federal Reserve, of the proposed charter conversion.

On October 10, 2023, the Trust Company applied to the Texas Department of Banking to convert from a national association to a Texas state-chartered trust company. If the application is approved and the conversion is completed, then the Texas Department of Banking will be the Trust Company’s primary regulator. The Trust Company is currently regulated by the OCC. The Trust Company has notified the OCC of the proposed charter conversion.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated October 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: October 13, 2023	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
Chairman, President and Chief Executive Officer